Exhibit 10.13
EXECUTION VERSION

FIRST LIEN HOLDINGS GUARANTY
Dated as of February 1, 2019
between
DISCOVERORG MIDCO, LLC,
as Guarantor
and
MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent

2

FIRST LIEN HOLDINGS GUARANTY
FIRST LIEN HOLDINGS GUARANTY dated as of February 1, 2019 (as amended, restated, amended and restated, modified and/or supplemented from time to time, this “Guaranty”) between DISCOVERORG MIDCO, LLC, a Delaware limited liability company (the “Guarantor”), and MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (in such capacity together with any successor administrative agent, the “Administrative Agent”) for the benefit of the Secured Parties (as defined in the Credit Agreement referred to below).
PRELIMINARY STATEMENT
Reference is made to that certain First Lien Credit Agreement dated as of February 1, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among DISCOVERORG, LLC, a Delaware limited liability company (“Borrower”), the Guarantor, each lender and other financial institution from time to time party thereto and MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent, Collateral Agent and an L/C Issuer. Terms used herein and not otherwise defined shall have the meaning assigned thereto in the Credit Agreement.
WHEREAS, it is a condition precedent to the Closing Date, the making of Loans by the Lenders from time to time and the issuance of Letters of Credit by the L/C Issuers from time to time, the entry by the Hedge Banks into Secured Hedge Agreements from time to time and the entry by the Cash Management Banks into Secured Cash Management Agreements from time to time, that the Guarantor shall have executed and delivered this Guaranty;
WHEREAS, the Guarantor will obtain benefits from the incurrence of Loans by the Borrower, the issuance of, and participation in, Letters of Credit for the account of the Borrower or any Restricted Subsidiary under the Credit Agreement and the entering into by the Loan Parties of Secured Hedge Agreements and Secured Cash Management Agreements and, accordingly, desires to execute this Guaranty in order to satisfy the condition described in the preceding paragraph and to induce the Lenders to make Loans from time to time, the L/C Issuers to issue Letters of Credit from time to time, the Hedge Banks to enter into Secured Hedge Agreements from time to time and the Cash Management Banks to enter into Secured Cash Management Agreements from time to time;
NOW, THEREFORE, in consideration of the premises and the other benefits accruing to the Guarantor, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby makes the following representations and warranties to the Administrative Agent for the benefit of the Secured Parties and the Guarantor hereby covenants and agrees as follows:
SECTION 1.    Guaranty.
(a)    The Guarantor hereby absolutely, unconditionally and irrevocably guarantees, as a primary obligor and not merely as a surety, the full and punctual payment when due and performance, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of each other Loan Party now or hereafter existing, including, without limitation, all Obligations under or in respect of the Loan Documents, any Letter of Credit, any Secured Cash Management Agreement or any Secured Hedge Agreement

(the Loan Documents, Letters of Credit, Secured Cash Management Agreements and Secured Hedge Agreements, collectively, the “Secured Documents”) (including, without limitation, any extensions, increases, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including, without limitation, fees and expenses of counsel) incurred by the Administrative Agent or any other Secured Party in enforcing any rights under this Guaranty or any other Secured Document, to the extent reimbursable under Section 10.04 of the Credit Agreement. Without limiting the generality of the foregoing, the Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to any Secured Party under or in respect of the Secured Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party. Notwithstanding anything herein to the contrary, Guaranteed Obligations of any Loan Party under any Secured Cash Management Agreement or Secured Hedge Agreement shall be guaranteed only to the extent that, and for so long as, the other Guaranteed Obligations are guaranteed. The Guaranteed Obligations shall not include any Secured Hedge Agreement to the extent that the Guarantor, as of the date of this Guaranty, is not an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder.
(b)    The Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this Guaranty, the Subsidiary Guaranty or any other guaranty by a Loan Party pertaining to the Guaranteed Obligations, the Guarantor will contribute, to the maximum extent permitted by law, such amounts to such other guarantor that is a Loan Party so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Secured Documents.
SECTION 2.    Guaranty Absolute.
The Guarantor agrees that its guarantee constitutes a guarantee of payment when due of the Guaranteed Obligations and not of collection, which will be paid strictly in accordance with the terms of the Secured Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party with respect thereto. The obligations of the Guarantor under or in respect of this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Secured Documents, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or any other Loan Party or whether the Borrower or any other Loan Party is joined in any such action or actions. The liability of the Guarantor under this Guaranty shall be irrevocable, absolute and unconditional and shall not be affected or impaired by any circumstance or occurrence whatsoever irrespective of, and the Guarantor hereby irrevocably waives any defenses (other than a defense of payment in full of the Guaranteed Obligations (other than (A) contingent indemnification obligations as to which no claim has been asserted and (B) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements), expiration without any pending drawing or termination of all Letters of Credit (other than in the case of Letters of Credit which have been Cash Collateralized or as to which arrangements satisfactory to the L/C Issuer that issued such Letters of Credit shall have been made) and termination of the Aggregate Commitments or the release of this Guaranty in accordance with any relevant release provisions in the Secured Documents) it may now have or hereafter acquire in any way relating to, any or all of the following:
(i)    any lack of validity or enforceability, at any time, of any Secured Document (including this Guaranty) or any agreement or instrument relating thereto;
(ii)    any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Secured Documents, or any other amendment or waiver of or any consent to departure from any Secured Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or any of its Subsidiaries or otherwise;
(iii)    any taking, exchange, impairment, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations;
(iv)    any manner of application of Collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Guaranteed Obligations or any other Obligations of any Loan Party under the Secured Documents;
(v)    any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries;
(vi)    any failure of any Secured Party to disclose to any Loan Party any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party now or hereafter known to such Secured Party;
(vii)    the failure of any other Person to execute or deliver this Guaranty or any other guaranty or agreement or the release or reduction of liability of any other guarantor or surety with respect to the Guaranteed Obligations;
(viii)    any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement;
(ix)    any payment made to any secured creditor on the Indebtedness which any Secured Party repays the Borrower or any other Secured Party pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and the Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceedings;
(x)    any invalidity, rescission, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor; or

(xi)    any other circumstance (including, without limitation, any statute of limitations), any act or omission, or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety.
This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Secured Party or any other Person upon the insolvency, bankruptcy or reorganization (or any analogous proceeding in any jurisdiction) of the Borrower or any other Loan Party or otherwise, all as though such payment had not been made. For the avoidance of doubt, this paragraph shall survive the termination of this Guaranty.
SECTION 3.    Waivers and Acknowledgments.
(a)    The Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that any Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Loan Party or any other Person or any Collateral.
(b)    The Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature (in accordance with the terms hereof) and applies to all Guaranteed Obligations, whether existing now or in the future.
(c)    The Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by any Secured Party that in any manner impairs, reduces, limits, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of the Guarantor, (ii) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of the Guarantor hereunder, (iii) any right to proceed against the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party and (iv) any right to proceed against or exhaust any security held from the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party.
(d)    The Guarantor acknowledges that the Administrative Agent may, in accordance with the Loan Documents, without notice to or demand upon the Guarantor and without affecting the liability of the Guarantor under this Guaranty, foreclose under any mortgage or any collateral serving as security held by the Administrative Agent or Collateral Agent by nonjudicial sale, and the Guarantor hereby waives any defense to the recovery by the Administrative Agent and the other Secured Parties against the Guarantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by applicable laws.
(e)    The Guarantor hereby unconditionally and irrevocably waives any duty on the part of any Secured Party to disclose to the Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party or any of their respective Subsidiaries now or hereafter known by such Secured Party.

The Guarantor acknowledges that the Secured Parties shall have no obligation to investigate the financial condition or affairs of the Borrower or any other Loan Party or any of their respective Subsidiaries.
(f)    The Guarantor hereby unconditionally and irrevocably waives any right (i) to require the Administrative Agent or any of the Secured Parties to first proceed against, initiate any actions before a court or any other judge or authority, or enforce any other rights or security or claim payment from the Borrower or any other person, before claiming any amounts due from the Guarantor hereunder; (ii) to which it may be entitled to have the assets of the Borrower or any other person first be used, applied or depleted as payment of the Borrower’s obligations hereunder, prior to any amount being claimed from or paid by the Guarantor hereunder; and (iii) to which it may be entitled to have claims against it, or assets to be used or applied as payment, divided between the Borrower and the Guarantor (including other guarantors).
(g)    The Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Secured Documents and that the waivers set forth in Section 2 and this Section 3 are knowingly made in contemplation of such benefits and with full knowledge of its significance and consequences and that if any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the maximum extent permitted by applicable law.
SECTION 4.    Subrogation.
The Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Borrower or any other Loan Party that arise from the existence, payment, performance or enforcement of the Guarantor’s obligations under or in respect of this Guaranty or any other Secured Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Secured Party against the Borrower or any other Loan Party or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower or any other Loan Party, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full (other than (A) contingent indemnification obligations as to which no claim has been asserted and (B) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements), the expiration without any pending drawing or termination of all Letters of Credit (other than in the case of Letters of Credit which have been Cash Collateralized or as to which arrangements satisfactory to the L/C Issuer that issued such Letters of Credit shall have been made) and the termination of the Aggregate Commitments. If any amount shall be paid to the Guarantor in violation of the immediately preceding sentence at any time prior to the later of (a) the termination of the Aggregate Commitments and the payment in full of the Guaranteed Obligations and all other amounts (other than (A) contingent indemnification obligations as to which no claim has been asserted and (B) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements) payable under this Guaranty and (b) the latest date of expiration without any pending drawing or termination of all Letters of Credit (other than in the case of Letters of Credit which have been Cash Collateralized or as to which arrangements satisfactory to the L/C Issuer that issued such Letters of Credit shall have been made), such amount shall be segregated from other property and funds of the Guarantor and shall forthwith be paid or delivered to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Secured Documents, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (i) the Guarantor shall make payment to any Secured Party of all or any part of the Guaranteed Obligations, (ii) the Aggregate Commitments shall have been terminated and all of the Guaranteed Obligations and all other amounts (other than (A) contingent indemnification obligations as to which no claim has been asserted and (B) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements) payable under this Guaranty shall have been paid in full and (iii) all Letters of Credit (other than in the case of Letters of Credit which have been Cash Collateralized or as to which arrangements satisfactory to the L/C Issuer that issued such Letters of Credit shall have been made) shall have expired without any pending drawing or been terminated, the Secured Parties will, at the Guarantor’s request and expense, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty of any kind (either express or implied), necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by the Guarantor pursuant to this Guaranty.
SECTION 5.    Payments Free and Clear of Taxes, Etc.
(a)    Any and all payments by the Guarantor under this Guaranty or any other Loan Document shall be made, in accordance with the terms of the Credit Agreement, without setoff, counterclaim or other defense, free and clear of and without deduction for any and all present or future Taxes, except as required by applicable law. The provisions of Section 3.01 of the Credit Agreement are hereby incorporated by reference and the Guarantor agrees to be bound by such provisions as if such provisions were set forth in full herein, provided that each reference therein to the “Borrower” shall be deemed to be a reference to the “Guarantor” hereunder.
(b)    The Guarantor’s obligations hereunder to make payments in the respective applicable currency (such applicable currency being herein called the “Obligation Currency”) shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Administrative Agent, the Collateral Agent or the respective other Secured Party of the full amount of the Obligation Currency expressed to be payable to the Administrative Agent, the Collateral Agent or such other Secured Party under this Guaranty or the other Loan Documents or any Secured Hedge Agreement, as applicable. If for the purpose of obtaining or enforcing judgment against the Guarantor in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the “Judgment Currency”) an amount due in the Obligation Currency, the conversion shall be made in a manner consistent with Section 10.23 of the Credit Agreement as determined on the date immediately preceding the day on which the judgment is given (such day being hereinafter referred to as the “Judgment Currency Conversion Date”).

(c)    If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the Guarantor covenants and agrees to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency that could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date. If the amount of the Judgment Currency actually paid is greater than the sum originally due to the Administrative Agent in the Obligation Currency, the Administrative Agent agrees to return the amount of any excess to the Borrower (or to any other Person who may be entitled thereto under applicable Law).
For purposes of determining the rate of exchange for this Section 5, such amounts shall not include any premium and costs payable in connection with the purchase of the Obligation Currency.
SECTION 6.    Representations and Warranties.
The Guarantor hereby makes each representation and warranty made in the Credit Agreement by the Borrower with respect to the Guarantor, and the Guarantor hereby further represents and warrants as follows:
(a)    there are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived; and
(b)    the Guarantor has, independently and without reliance upon any Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty and each other Secured Document to which it is or is to be a party, and the Guarantor has established adequate means of obtaining from each other Loan Party on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the business, condition (financial or otherwise), operations, performance, properties and prospects of such other Loan Party.
SECTION 7.    Covenants.
The Guarantor covenants and agrees that unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full (other than (A) contingent indemnification obligations as to which no claim has been asserted and (B) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements), the expiration or termination of all Letters of Credit (other than in the case of Letters of Credit which have been Cash Collateralized or as to which arrangements satisfactory to the L/C Issuer that issued such Letters of Credit shall have been made) and the termination of the Aggregate Commitments, the Guarantor will perform and observe, and cause the Borrower and its Restricted Subsidiaries to perform and observe, all of the terms, covenants and agreements set forth in the Loan Documents applicable to the Guarantor on its or their part to be performed or observed or that the Borrower has agreed to cause the Guarantor or such Restricted Subsidiaries to perform or observe.

SECTION 8.    Amendments, Etc. Subject to Section 10.01 of the Credit Agreement, no amendment or waiver of any provision of this Guaranty and no consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (at the direction of the Required Lenders) and the Guarantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
SECTION 9.    Notices, Etc.
All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication or facsimile transmission) and mailed, telegraphed, telecopied, telexed, faxed or delivered as follows: if to the Guarantor, addressed to it in care of the Borrower at its address specified in Schedule 10.02 of the Credit Agreement; if to any Agent or any Lender, at its address specified in Schedule 10.02 of the Credit Agreement; if to any Hedge Bank, at its address specified in the Secured Hedge Agreement to which it is a party; if to any Cash Management Bank, at its address specified in the Secured Cash Management Agreement to which it is a party; or at such other address as shall be designated by the recipient in a written notice to each other party. All such notices and other communications shall be deemed to be given or made at such time as shall be set forth in Section 10.02 of the Credit Agreement.
SECTION 10.    No Waiver; Remedies.
No failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
SECTION 11.    Right of Set-off.
Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 8.02 of the Credit Agreement to authorize the Administrative Agent to declare the Loans immediately due and payable pursuant to the provisions of said Section 8.02, each Agent and each Secured Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Agent or such Secured Party, other than deposits held in “Exempt Deposit Accounts” (as such term is defined in the Security Agreement), to or for the credit or the account of the Guarantor against any and all of the Obligations of the Guarantor now or hereafter existing under the Secured Documents, irrespective of whether such Agent or such Secured Party shall have made any demand under this Guaranty or any other Secured Document and although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or indebtedness. Each Secured Party agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Secured Party; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Agent and each Secured Party under this Section 11 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Agent and such Secured Party may have. This Section 11 is subject to the terms and conditions set forth in Section 10.09 of the Credit Agreement.
SECTION 12.    Continuing Guaranty; Assignments under the Credit Agreement.
This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the later of (i) the termination of the Aggregate Commitments and the payment in full of the Guaranteed Obligations and all other amounts (other than (A) contingent indemnification obligations as to which no claim has been asserted and (B) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements) payable under this Guaranty and (ii) the latest date of expiration without any pending drawing or termination of all Letters of Credit (other than in the case of Letters of Credit which have been Cash Collateralized or as to which arrangements satisfactory to the L/C Issuer that issued such Letters of Credit shall have been made), (b) be binding upon the Guarantor, its successors and assigns and (c) bind and inure to the benefit of and be enforceable by the Secured Parties and their permitted successors, permitted transferees and permitted assigns. Without limiting the generality of clause (c) of the immediately preceding sentence, any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Loans owing to it and the Note or Notes held by it) to any other Person in accordance with Section 10.07 of the Credit Agreement, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise, in each case as and to the extent provided in Section 10.07 of the Credit Agreement. The Guarantor shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Secured Parties, other than pursuant to a transaction permitted by the Credit Agreement and consummated in accordance with the terms and conditions contained therein.
SECTION 13. Fees and Expenses; Indemnification.
(a)    The Guarantor agrees to reimburse the Administrative Agent for its fees and expenses incurred hereunder to the extent provided in Section 10.04 of the Credit Agreement; provided that each reference therein to the “Borrower” shall be deemed to be a reference to the “Guarantor”.
(b)    Without limitation of any other Obligations of the Guarantor or remedies of the Secured Parties under this Guaranty, the Guarantor shall, to the fullest extent permitted by applicable law, indemnify, defend and save and hold harmless each Indemnitee from and against, and shall pay as and when incurred, any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs (including settlement costs), disbursements, and reasonable and documented or invoiced out-of-pocket fees and expenses (including the reasonable and documented out-of-pocket fees, disbursements and other charges of (i) one counsel to the Indemnitees taken as a whole, (ii) in the case of an actual or perceived conflict of interest, where the Indemnitee affected by such conflict informs the Borrower of such conflict and thereafter retains its own counsel, of another firm of counsel for each such affected Indemnitee in each relevant jurisdiction material to the interests of the Lender and (iii) if reasonably necessary, one local counsel in each jurisdiction material to the interests of the Indemnitees (which may include a single special counsel acting in multiple jurisdictions) and special counsel for each relevant specialty) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted or awarded against any such Indemnitee in any way relating to or arising out of or in connection with or as a result of any failure of any Guaranteed Obligations to be the legal, valid, binding obligations of any Loan Party enforceable against such Loan Party in accordance with its terms; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, disbursements, fees or related expenses are determined by a court of competent jurisdiction in a final and non-appealable judgment to have resulted from (A) the bad faith, gross negligence or willful misconduct of such Indemnitee or any of its Affiliates or controlling persons or any of the officers, directors, employees, agents, advisors, or members of any of the foregoing, (B) a material breach of the Loan Documents by such Indemnitee, as determined by a court of competent jurisdiction in a final and non-appealable decision or (C) any dispute that is among Indemnitees (other than any dispute involving claims against the Administrative Agent, any Arranger or any other Agent or any L/C Issuer, in each case in their respective capacities as such) that, in the case of clauses (A), (B) or (C), a court of competent jurisdiction has determined in a final and non-appealable judgment did not involve actions or omissions of the Parent Borrower or its Subsidiaries or any of their respective Affiliates.
(c)    Any such amounts payable as provided hereunder shall be additional Guaranteed Obligations guaranteed hereby and secured by the Collateral Documents. The provisions of this Section 13 shall remain operative and in full force and effect regardless of the termination of this Guaranty, any other Loan Document, any Letter of Credit, any Secured Hedge Agreement or any Secured Cash Management Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the other Guaranteed Obligations, the invalidity or unenforceability of any term or provision of this Guaranty or any other Loan Document or any document governing any of the Obligations arising under any Secured Hedge Agreements or any Secured Cash Management Agreement, any resignation or removal of the Administrative Agent or the Collateral Agent or any investigation made by or on behalf of the Administrative Agent or any other Secured Party. All amounts due under this Section 13 shall be payable within twenty (20) Business Days after written demand therefor.
SECTION 14. Subordination.
The Guarantor hereby subordinates any and all debts, liabilities and other obligations now or hereafter owing to the Guarantor by each other Loan Party (the “Subordinated Obligations”) to the Guaranteed Obligations to the extent and in the manner hereinafter set forth in this Section 14:
(i)    Prohibited Payments, Etc. Except as otherwise set forth in this Section 14(i), the Guarantor may receive regularly scheduled payments from any other Loan Party on account of the Subordinated Obligations. After the occurrence and during the continuance of any Event of Default under Sections 8.01(a), (f) or (g) of the Credit Agreement (including the commencement and continuation of any proceeding under any Debtor Relief Law relating to any other Loan Party), unless the Administrative Agent otherwise agrees, the Guarantor shall not demand, accept or take any action to collect any payment on account of the Subordinated Obligations. After the occurrence and during the continuance of any Event of Default not described in the preceding sentence, upon written notice from the Administrative Agent, the Guarantor shall not demand, accept or take any action to collect any payment on account of the Subordinated Obligations.

(ii)    Prior Payment of Guaranteed Obligations. In any proceeding under any Debtor Relief Law relating to any other Loan Party, the Guarantor agrees that the Secured Parties shall be entitled to receive payment in full of all Guaranteed Obligations (including all interest and expenses accruing after the commencement of a proceeding under any Debtor Relief Law, whether or not constituting an allowed claim in such proceeding (“Post-Petition Interest”)) before the Guarantor receives payment of any Subordinated Obligations.
(iii)    Turn-Over. After the occurrence and during the continuance of any Event of Default (including the commencement and continuation of any proceeding under any Debtor Relief Law relating to any other Loan Party), the Guarantor shall, if the Administrative Agent so requests, collect, enforce and receive payments on account of the Subordinated Obligations in trust for the benefit of the Administrative Agent (on behalf of the Secured Parties) and deliver such payments to the Administrative Agent on account of the Guaranteed Obligations (including all Post-Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.
(iv)    Administrative Agent Authorization. After the occurrence and during the continuance of any Event of Default (including the commencement and continuation of any proceeding under any Debtor Relief Law relating to any other Loan Party), the Administrative Agent is authorized and empowered (but without any obligation to do so), in its discretion, (i) in the name of the Guarantor, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Post-Petition Interest), and (ii) to require the Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to the Administrative Agent for application to the Guaranteed Obligations (including any and all Post-Petition Interest).
SECTION 15. Execution in Counterparts.
This Guaranty and each amendment, waiver and consent with respect hereto may be executed in any number of counterparts and by different parties thereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Guaranty and each amendment, waiver and consent with respect hereto by telecopier, .pdf or other electronic transmission shall be effective as delivery of an original executed counterpart thereof.
SECTION 16. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.
(a)    THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(b)    EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT (OTHER THAN WITH RESPECT TO ANY COLLATERAL DOCUMENT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE THEREIN), OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, ANY LENDER OR ANY L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(c)    EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN CLAUSE (b) OF THIS SECTION 16. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)    EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS GUARANTY WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
(e)    EACH PARTY TO THIS GUARANTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR

HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS GUARANTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF SECTION 10.17 OF THE CREDIT AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
SECTION 17. Severability.
If any provision of this Guaranty is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Guaranty shall not be affected or impaired thereby and (b) the parties shall endeavour in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 18. Headings.
Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Guaranty and are not to affect the construction of, or to be taken into consideration in interpreting, this Guaranty.
SECTION 19. Guaranty Enforceable by Administrative Agent or Collateral Agent.
Notwithstanding anything to the contrary contained elsewhere in this Guaranty, the Secured Parties agree (by their acceptance of the benefits of this Guaranty) that this Guaranty may be enforced only by the action of the Administrative Agent or the Collateral Agent, in each case acting upon the instructions of the Required Lenders and that no other Secured Party shall have any right individually to seek to enforce or to enforce this Guaranty or to realize upon the security to be granted by the Collateral Documents, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Collateral Agent. The Secured Parties further agree that this Guaranty may not be enforced against any director, officer, employee, partner, member or stockholder of the Guarantor.
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IN WITNESS WHEREOF, the Guarantor and the Administrative Agent have caused this Guaranty to be duly executed and delivered as of the date first written above.

DISCOVERORG MIDCO, LLC, as Guarantor

By:	/s/ Anthony Stark
Name:	Anthony Stark
Title:	Vice President and Secretary
[Signature Page to First Lien Holdings Guaranty]

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:	/s/ Jonathon Rauen
Name:	Jonathon Rauen
Title:	Authorized Signatory
[Signature Page to First Lien Holdings Guaranty]